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Exhibit 32(b)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John R. Collins, Executive Vice President and Chief Financial Officer of Constellation Energy Group, Inc., certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

         (i)     The accompanying Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         (ii)    The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Constellation Energy Group, Inc.

/s/ JOHN R. COLLINS John R. Collins Executive Vice President and Chief Financial Officer

Date: May 9, 2008

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  Exhibit 32(b)
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002